Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUNDSM

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Supplement dated April 17, 2009, to the Statement of Additional Information dated May 1, 2008,

as previously supplemented on August 1, 2008, October 1, 2008, November 1, 2008, December 1, 2008,

December 29, 2008, January 16, 2009, February 18, 2009, March 1, 2009 and March 31, 2009.

This supplement contains important information about the Funds referenced above.

On April 17, 2009, shareholders elected or re-elected the following seven nominees to the Boards of Trustees of the Trusts: Mr. Peter G. Gordon, Mr. Isaiah Harris, Jr., Ms. Judith M. Johnson, Mr. David F. Larcker, Ms. Olivia S. Mitchell, Mr. Timothy J. Penny and Mr. Donald C. Willeke. As a result, effective April 17, 2009, the Board consists of seven Trustees, all of whom are Independent Trustees. Upon their election as Independent Trustees, Messrs. Harris and Larcker no longer serve as members of the Advisory Board and all references to their service in such capacity are deleted and replaced with references to their service as Independent Trustees.

The Beneficial Equity Ownership table in the Statement of Additional Information is amended to include the following information regarding Messrs. Harris and Larcker:

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2008

	Independent Trustee
Fund	Isaiah Harris, Jr.[2]	David F. Larcker[2]
VT Asset Allocation	$0	$0
VT C&B Large Cap Value	$0	$0
VT Discovery	$0	$0
VT Equity Income	$0	$0
VT International Core	$0	$0
VT Large Company Core	$0	$0
VT Large Company Growth	$0	$0
VT Money Market	$0	$0
VT Opportunity	$0	$0
VT Small Cap Growth	$0	$0
VT Small/Mid Cap Value	$0	$0
VT Total Return Bond	$0	$0
Total Compensation from the Fund Complex[1]	Over $100,000	$0

1 Includes Trustee ownership in shares of other funds within the entire Fund Complex as of the calendar year end (consisting of 134 funds).

2 Messrs. Harris and Larcker were elected to the Board as Independent Trustees effective April 17, 2009.

The fourth sentence of the paragraph beginning with the heading “(1) Governance Committee” on page 27 is hereby deleted and the following is added immediately below the paragraph:

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.